UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006 (October 18, 2006)

Eagle Bulk Shipping Inc.

(Exact name of Registrant as specified in Charter)

Marshall Islands	000-51366	98-0453513
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

477 Park Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 785-2500

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 18, 2006, Eagle Bulk Shipping Inc. (the "Company") issued a press release announcing that its Board of Directors has declared a cash dividend on its common stock for the third quarter of 2006 of $0.51 per share payable on or about November 2, 2006, to all shareholders of record as of October 30, 2006. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated October 18, 2006.

SIGNSIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.

By: /s/ Sophocles N. Zoullas

Name: Sophocles N. Zoullas

Title: Chief Executive Officer

Date: October 18, 2006

Chie

f Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 18, 2006.